                                                                Exhibit 10.12(d)

                                  CONFIDENTIAL


                                                          CONFIDENTIAL TREATMENT
                                                  REQUESTED PURSUANT TO RULE 406

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

                        AMENDMENT NUMBER 3 TO AMENDED AND
                     RESTATED PURCHASE AGREEMENT GCT-025/98

This Amendment Number 3 to Amended and Restated Purchase Agreement GCT-025/98, dated as of December 18, 2002 ("Amendment No. 3") relates to the Amended and Restated Purchase Agreement GCT-025/98 (the "Purchase Agreement") between Embraer Empresa Brasileira de Aeronautica S.A. ("Embraer") and Republic Airways Holdings, Inc. ("Buyer") dated April 19, 2002 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No. 3 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 3 sets forth additional agreements between Embraer and Buyer relative to changes in the Delta Aircraft and Other Option EMB-145 Aircraft configuration as described in Attachment "A-1", "A-2", "A-3" and "A-4", and Delta Aircraft and Other Option EMB-145 Aircraft Basic Price.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 3, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 3 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 3 shall control.

WHEREAS, in connection with the Parties' agreements with respect to the aircraft configuration changes and prices, the Parties have now agreed to amend the Purchase Agreement as provided for below.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.     DELTA AIRCRAFT AND OTHER OPTION EMB-145 AIRCRAFT CONFIGURATION CHANGES

       The following configuration changes are applicable for the Delta Aircraft and for the Other Option EMB-145 Aircraft and shall be applicable to Attachments "A-1", "A-2", "A-3" and "A-4" to the Purchase Agreement.

       1.1    FLIGHT CREW COMPARTMENT ACCESS DOOR DESIGNS

                                  CONFIDENTIAL


              The Fourth EMB-135 Delta Aircraft, Seventh EMB-145 Delta Aircraft, the Other Option Aircraft and all subsequent Aircraft shall be delivered with a new flight crew compartment and access door designs relating to the following requirements:

              -      [ * ] ;
              -      [ * ] ;
              -      [ * ] ;
              -      [ * ] ;
              -      [ * ] ; and
              -      [ * ] .

              As a result of this modification (i) the total relevant Aircraft manufacturer empty weight (MEW) shall be [ * ] and (ii) the relevant Delta Aircraft Basic Price shall be [ * ] in January 2002 economic conditions and the Other EMB-145 Option Aircraft shall be [ * ] in [ * ] economic conditions.

       1.2    NEW NOSE LANDING GEAR WHEEL

              The Fifth EMB-135 Delta Aircraft, the Seventh EMB-145 Delta Aircraft, the Other Option Aircraft and all subsequent Aircraft shall be delivered with a new nose landing gear wheel. As a result of this modification (i) the total relevant Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) [ * ] Aircraft Basic Price.

       1.3    [ * ] IMPROVEMENT

              1.3.1 The Second EMB-135 Delta Aircraft, the Fourth EMB-145 Delta Aircraft, the Other Option Aircraft and all subsequent Aircraft shall be delivered with a [ * ] . As a result of this modification (i) the total relevant Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) [ * ] Aircraft Basic Price.

              1.3.2 The Fifth EMB-135 Delta Aircraft, the Seventh EMB-145 Delta Aircraft, the Other Option Aircraft and all subsequent Aircraft shall be delivered with [ * ] . As a result of this modification (i) the total relevant Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) [ * ] Aircraft Basic Price.

       1.4    [ * ] IMPROVEMENT

                  The Sixth EMB-135 Delta Aircraft, the Other Option Aircraft and all subsequent Aircraft shall be delivered with an improved [ * ] . As a result of this modification (i) the total relevant Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) [ * ] Aircraft Basic Price.


---------
* Confidential

                                  CONFIDENTIAL


2.     PRICE:

              A. Article 3.a.1 shall be deleted and replaced with the following:

-----------------------------------------------------------------------------------------------------------------------
                                                     AIRCRAFT BASIC
                      AIRCRAFT                            PRICE                      ECONOMIC CONDITION
-----------------------------------------------------------------------------------------------------------------------
            EMB-135 Delta Aircraft [ * ]                  [ * ]                             [ * ]
-----------------------------------------------------------------------------------------------------------------------
            EMB-135 Delta Aircraft [ * ]                  [ * ]                             [ * ]
-----------------------------------------------------------------------------------------------------------------------
            EMB-145 Delta Aircraft [ * ]                  [ * ]                             [ * ]
-----------------------------------------------------------------------------------------------------------------------
            EMB-145 Delta Aircraft [ * ]                  [ * ]                             [ * ]
-----------------------------------------------------------------------------------------------------------------------
                Other Option EMB-145                      [ * ]                             [ * ]
-----------------------------------------------------------------------------------------------------------------------

3. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 3 shall remain valid in full force and effect without any change.

                          [Intentionally left in blank]



---------
* Confidential

                                  CONFIDENTIAL


IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 3 to Amended and Restated Purchase Agreement to be effective as of the date first written above.


EMBRAER - Empresa Brasileira de           Republic Airways Holdings, Inc.
Aeronautica S.A.


By  /s/ Frederico Fleury Curado           By  /s/ Bryan Bedford
    ----------------------------------        ----------------------------------

Name: Frederico Fleury Curado             Name: Bryan Bedford

Title: Executive Vice President--         Title: President
       Airline Market



By  /s/ Flavio Rimoli
    ----------------------------------

Name: Flavio Rimoli

Title: Director of Contracts



Witness: /s/ Juliette O. Zambelli         Witness: /s/ Lars-Erik Arnell
        ------------------------------            ------------------------------

Name:   Juliette O. Zambelli              Name:   Lars-Erik Arnell
        ------------------------------            ------------------------------